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                                                                    EXHIBIT 10.z

                           FIFTEENTH AMENDMENT TO THE
               HUFFY CORPORATION SUPPLEMENTAL/EXCESS BENEFIT PLAN

         WHEREAS, Huffy Corporation (the "Sponsor") maintains the Huffy Corporation Supplemental/Excess Benefit Plan (the "Plan") effective June 1, 1988; and

         WHEREAS, the Sponsor desires to amend the Plan;

         NOW, THEREFORE, the Sponsor adopts the following amendment to the Plan effective as of August 1, 2003:

I. Section 5.2(c) of the Plan shall be amended in its entirety and restated to read as follows:

                           (c) Except as set forth in paragraphs (1) and (2)
                  below, the Supplemental/Excess Benefit of a Senior Executive Participant will be reduced to an Actuarial Equivalent (as defined in Exhibit B) in the same manner and to the same extent as benefits payable under the Retirement Plan. Provided, however, that in the following circumstances the Supplemental/Excess Benefit of a Senior Executive Participant will be payable as described in paragraphs (1) and (2), as applicable:

                                    (1) If a Senior Executive Participant Severs
                           from Service within two years following a Change in Control and begins to receive the Supplemental/Excess Benefit on or after reaching age 58, then in determining the Actuarial Equivalent of the Senior Executive Participant's Supplemental/Excess Benefit for the purposes of this Section, amounts payable to the Senior Executive Participant will not be reduced to reflect distributions before the Normal Retirement Date, but will be reduced to reflect distributions in a form other than the normal form of benefit.

                                    (2) If a Senior Executive Participant has
                           reached age 60 and earned 10 or more years of Credited Service (as determined under the Retirement Plan, subject to additional Credited Service granted under this Plan), then amounts payable to the Senior Executive Participant will not be reduced to reflect distributions before the Normal Retirement Date, but will be reduced by 0.2083% for each month by which the commencement of distributions precedes the date on which the Senior Executive Participant reaches age
                           62. In addition, amounts payable to such a participant will be reduced to reflect distributions in a form other than the normal form of benefit.

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II.      Paragraph (c) of the definition of "Actuarial Equivalent" as set forth in Exhibit B shall be amended in its entirety and restated to read as follows:

                  (c) For the purpose of calculating lump sum payments under Article V, the interest rate used to determine the Actuarial Equivalent as of any date shall be the effective annual yield (as determined by the Sponsor) on Treasury securities which mature on the earliest of (i) the date on which the Participant will reach the Normal Retirement Date,
                  (ii) the date on which the sum of the Participant*s age and Period of Service equals 85, or (iii) the date on which the Participant has reached age 60 and earned 10 or more years of Credited Service (as determined under the Retirement Plan, subject to additional Credited Service granted under this
                  Plan). The mortality table used to calculate lump sum payments under Article V shall be the "applicable mortality table" provided for in Section 417(e)(3)(A)(ii)(I) of the Code, or such other table as may be designated by the Sponsor from time to time.

III. The definition of "Early Retirement" as set forth in Exhibit B shall be amended in its entirety and restated to read as follows:

                           "Early Retirement" means if a Participant Retires
                  between (a) attaining age 55 and completing a Period of Service of at least 5 Years and (b) his Normal Retirement Date, he will be eligible to receive his Accrued Retirement pension beginning on the Annuity Starting Date he elects. If he elects an Annuity Starting Date which precedes his Normal Retirement Date, his Accrued Retirement Pension will be reduced to the Actuarial Equivalent of his Normal Retirement Pension. However, if he has attained age 58 and if the sum of his Period of Service and age at least equals 85, his benefit will not be reduced to an Actuarial Equivalent if his Annuity Starting Date precedes his Normal Retirement Date. Provided further, that, as set forth in section 5.2(c)(2) of the Plan, if the Participant has reached age 60 and earned 10 or more years of Credited Service (as determined under the Retirement Plan, subject to additional Credited Service granted under this Plan) his benefit will not be reduced to an Actuarial Equivalent if his Annuity Starting Date precedes his Normal Retirement Date, but will be reduced in the manner and in the amount set forth in section 5.2(c)(2) of the Plan.

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IV.      In all other respects, the Plan shall remain unchanged.

         IN WITNESS WHEREOF, the Sponsor has caused this instrument to be executed as of this 25th day of August, 2003.

                                          HUFFY CORPORATION

                                          By: /s/ Timothy G. Howard
                                              ---------------------------------

                                          Title: Vice President - Controller

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